NATIONAL COMMERCE CORPORATION

PRIVATE BANK of Buckhead

Acquisition of Private Bancshares, Inc.
by
National Commerce Corporation (NCOM)

August 31, 2016

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, information from Private Bancshares, Inc. ("Private Bancshares" or "PBI") and information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
- Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.
- In connection with the proposed merger of NCOM and PBI, NCOM will file with the SEC a Registration Statement on Form S-4 to register the shares of NCOM common stock to be issued to the shareholders of Private Bancshares. The registration statement will include a proxy statement-prospectus that will be sent to the shareholders of Private Bancshares in connection with their vote on the merger. In addition, NCOM may file other relevant documents concerning the proposed merger with the SEC. The material in this presentation is not a substitute for the proxy statement-prospectus that NCOM will file with the SEC. Investors in Private Bancshares are encouraged to read the Registration Statement on Form S-4 and the proxy statement-prospectus included within the Registration Statement and any other relevant documents to be filed with the SEC in connection with the proposed transaction when they become available, because they will contain important information about NCOM, Private Bancshares and the proposed transaction, including detailed risk factors.

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- difficult or unfavorable conditions in the market for financial products and services generally;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- continued or increasing competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating Private Bancshares' operations, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent acquisitions and in the proposed acquisition of Private Bancshares;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of NBC to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industries that negatively impact our factoring business, which is concentrated in such industries;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- additional regulatory requirements and restrictions on our business, which could impose additional costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings; and
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in the Company's most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Special Note Regarding Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Overview of Pro Forma Franchise

Pro Forma Highlights (1)

Total Assets	$2.0 bn
Gross Loans	$1.7 bn
Total Deposits	$1.7 bn
Branches	19

- Highly attractive opportunity that aligns with recent strategic initiatives in Atlanta, GA
  - March 25, 2016 opening of Atlanta, GA loan production office, along with hiring of four-person Atlanta-based lending team
- Combination of two highly profitable franchises and experienced management teams with a strong focus on asset quality
- Expansion into attractive Atlanta MSA provides upside for both companies' shareholders

Pro Forma Branch Footprint



Private Bank of Buckhead Branch (2)
National Bank of Commerce Branch (17)
National Bank of Commerce LPO (2)
Decatur
Huntsville
Birmingham
Tuscaloosa
Atlanta
Auburn
Mobile
Tallahassee
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach

Deposit Composition by State (2)

NCOM Standalone

PBI + NCOM

FL
38.3%
AL
61.7%
GA
14.1%
FL
32.9%
AL
53.0%

Source: SNL Financial
(1) Excludes purchase accounting adjustments; financial data as of 6/30/16
(2) Excludes purchase accounting adjustments; deposit data as of 6/30/15

NATIONAL COMMERCE CORPORATION

Transaction Terms

Acquiror	National Commerce Corporation (Nasdaq: NCOM)
Seller	Private Bancshares, Inc. ("PBI")
Stock Consideration	0.85417 shares of NCOM stock for each share of PBI stock, for 85% of PBI shares
Cash Consideration	$20.50 per share for 15% of PBI shares (NCOM option to increase to 20%) (1)
Indicative Price Per Share	$22.36 (2)
Aggregate Transaction Value	$58.5 million (2)(3)
Price / Tangible Book Value Per Share (%)	177%
Price / 2015 EPS (Incl. Cost Savings) (x)	11.7x (4)
PBI Pro Forma Ownership	14.4% (5)
Board Representation	1 Board seat for a current PBI Board member
Required Approvals	PBI shareholder vote and customary regulatory approvals
Expected Closing	4th Quarter 2016 / 1st Quarter 2017

NATIONAL COMMERCE CORPORATION

Data as of 6/30/16

(1) If the aggregate number of shares electing cash exceeds 15%, NCOM has the option to increase the cash portion up to 20%

(2) Blended per share price based on NCOM's stock price of $26.56 as of 8/29/16 and a cash payment of $20.50 per share

(3) Based on PBI common shares outstanding of 2,500,240 as of 8/29/16 (inclusive of 29,713 restricted shares and 462,000 common shares from the exercise of warrants), 172,700 in-the-money options with a weighted average strike price of $10.11 and 33,000 Capital warrants with a weighted average strike price of $10.00

(4) 2015 EPS calculated as tax-effected 2015 net income plus expected after-tax cost savings

(5) Based on NCOM's 10,903,277 common shares outstanding as of 8/29/16 and PBI common shares outstanding of 2,500,240 as of 8/29/16 (inclusive of 29,713 restricted shares and 462,000 common shares from the exercise of warrants) and a fixed exchange ratio of 0.85417x

Transaction Rationale

Strategic Rationale	• Successful and experienced management team with strong ties to the local community • Similar cultures committed to serving customers as a strong community bank • Builds on recent hiring of Atlanta lending team and opening of loan production office • Contractually retaining four key management members from Private Bancshares with extensive knowledge of Atlanta and similar philosophies as the current management team • Strong and sizable complementary mortgage business
Financially Attractive	• Year 1 EPS accretion • ~5.0% initial tangible book dilution, earnback period within 3.5 years • Pro forma capital ratios to remain well capitalized
Low Risk	• Extensive due diligence completed by senior NCOM team • All segments of loan portfolio reviewed; approximately 72% coverage of total portfolio • Limited integration risk due to the NCOM team's merger experience and the PBI team's familiarity with the Atlanta market

Fits Our M&A Strategy

- Immediate EPS accretion upon realization of cost savings
- Manageable initial tangible book value dilution and earnback period
- Similar cultures
- Experienced management team
  - We have known CEO since 2000
- Familiar markets
- Focus on credit quality
- Strong profitability

Re-Entering Familiar Territory



Huntsville
Birmingham
Tuscaloosa
Atlanta
Auburn
Mobile
Tallahassee
St. Augustine
Gainesville
Orlando
Tampa
Vero Beach
Naples
Private Bank of Buckhead Branch (2)
National Bank of Commerce Branch (17)
National Bank of Commerce LPO (2)
Markets of ALAB (1)

(1) "ALAB" represents the holding company, Alabama National BanCorporation, which NCOM's current management team managed until its sale to Royal Bank of Canada in 2008

NATIONAL COMMERCE CORPORATION

Private Bancshares' Strong Growth


Asset Growth
$300
$225
$150
$75
$0
$203
$246
$280
$291
CAGR: 15%
2013
2014
2015
Q2 '16


Loan Growth
$280
$210
$140
$70
$0
$169
$203
$251
$267
CAGR: 20%
2013
2014
2015
Q2 '16


Deposit Growth
$300
$225
$150
$75
$0
$163
$185
$214
$253
CAGR: 19%
2013
2014
2015
Q2 '16

Dollars in millions
Source: SNL Financial

NATIONAL COMMERCE CORPORATION

Expected Financial Impact

Assumptions / Current Estimates

- ~2.5% loan credit mark
- ~22% in cost savings
- ~$2.5 million after-tax of one-time transaction costs
- Core deposit intangible of 1.5% of Private Bancshares' transaction accounts
- Revenue synergies identified, but none assumed

Financial Impact

- Year 1 EPS accretion
- ~5.0% initial tangible book value dilution
- Tangible book value earnback ~3.5 years (1)
- Pro forma capital ratios will remain well capitalized

(1) Tangible book value earnback period calculated using the crossover method

Credit Due Diligence

Credit Due Diligence Process

- Comprehensive review process of PBI's loans and watchlist items
  - PBI has no OREO properties
  - 1 watchlist item greater than $1.5 million in balance
  - 0 past due loans as of 7/31/16, excluding nonaccruals
- Experienced credit review team of 12 NCOM bankers, including senior management
- Spent 4 days on-site
- Reviewed 72% of PBI's loan portfolio
  - 96% of the top 50 relationships by loan size
  - 100% of watchlist and criticized loans
  - 92% of real estate loans greater than $500 thousand
  - 82% of C&I loans greater than $500 thousand
- Conservative estimated loan mark of ~2.5%

Benefits to Private Bancshares' Stakeholders

Shareowners	NCOM provides a public currency for PBI shareholders Expands geographic footprint and diversifies revenue stream Economies of scale create improved operating efficiencies
Customers	Both banks utilize a community banking model focused on client service Enhanced products and services Convenience of expanded branch network Larger capital base allows for opportunities to attract additional customers
Employees	Continuity of retained local management Similar cultures and business strategies with no branch overlap Larger organization provides additional opportunities for career advancement

Summary

- Financially attractive for the combined shareowner base
- Builds upon recent strategic initiatives in the Atlanta market
- Similar philosophies and cultures focused on credit quality and shareowner value
- Significant potential for operating synergies
  - Core bank and mortgage

Appendix

Overview of Private Bancshares, Inc.

Private Bancshares, Inc. Financial Highlights

Balance Sheet ($mm)	
Assets	$291
Loans	267
Deposits	253
Tangible Common Equity [1]	26 / 31
Loans / Deposits	105.8 %
Asset Quality	
NPAs [2] / Loans + OREO	1.81 %
NPAs (excl. TDRs) / Loans + OREO	0.21
Loan Loss Reserves / Gross Loans	1.18
Profitability	
ROAA [3]	0.88 %
Net Interest Margin	5.09
Efficiency Ratio	79.1
Capital Ratios	
TCE / TA	8.58 %
Leverage Ratio	8.38
Tier 1 Capital Ratio	9.79
Total Capital Ratio	11.03

Deposits by County



DeKalb
16%
Fulton
84%

2016 – 2021 Projected Population Growth



6.5%
6.4%
4.8%
3.7%
PBI
Atlanta MSA
Georgia
US

2021 Projected Median Household Income



$62,012
$61,753
$53,582
$59,865
PBI
Atlanta MSA
Georgia
US

NATIONAL COMMERCE CORPORATION

Source: SNL Financial; data as of or for the three months ended 6/30/16; deposit and demographic data as of 6/30/15; PBI demographic data deposit weighted by county

(1) $31mm includes $5mm of warrants to be exercised before close

(2) Nonperforming assets inclusive of nonaccrual loans, performing TDRs and OREO

(3) ROAA tax effected at a 35% rate to adjust for S-corporation status

Market Highlights – Greater Atlanta

Market Highlights

- ***Population***
  - With 5.7 million people, the Atlanta MSA is the largest in Georgia
  - Population is expected to grow 6.4% in the next five years
- ***Housing***
  - Atlanta / Fulton market is expected to experience 7% growth in total households over the next five years
- ***Income***
  - Median household income of $59,254 exceeds the Georgia and national medians of $50,075 and $55,551, respectively
- ***Employment***
  - Atlanta ranks 4th in the U.S. in net job creation, adding 82,400 jobs from 2014 to 2015



Fortune 500 Companies

DELTA
UPS
AGCO
HD SUPPLY
Newell Rubbermaid
Coca-Cola
First Data
The Home Depot
NCR
Veritiv
GPC
ASBURY AUTOMOTIVE GROUP
PulteGroup
SunTrust
Southern Company

Source: SNL Financial, Fulton County Chamber of Commerce, Atlanta Regional Commission, Metro Atlanta Chamber of Commerce, Fortune Magazine, U.S. Bureau of Labor Statistics, 2016

Pro Forma Loan and Deposit Composition

NCOM	Private Bancshares, Inc.	Pro Forma (1)

Loan Portfolio Composition



C&I $235 17%
Consumer & Other $40 3%
C&D $156 11%
1-4 Family $375 26%
Multifamily $42 3%
Owner-Occupied CRE $233 16%
Non Owner-Occupied CRE $344 24%



C&I $29 11%
Consumer & Other $2 < 1%
C&D $67 25%
1-4 Family $75 28%
Multifamily $7 2%
Owner-Occupied CRE $48 18%
Non Owner-Occupied CRE $41 15%



C&I $263 15%
Consumer & Other $42 2%
C&D $223 13%
1-4 Family $451 27%
Multifamily $49 3%
Owner-Occupied CRE $281 17%
Non Owner-Occupied CRE $385 23%

Deposit Portfolio Composition



Jumbo Time Deposits $208 14%
Demand Deposits $385 27%
NOW Accounts $208 14%
Money Market & Savings $584 40%
Retail Time Deposits $76 5%



Retail Time Deposits $9 4%
Jumbo Time Deposits $16 6%
Demand Deposits $114 45%
NOW Accounts $31 12%
Money Market & Savings $84 33%



Jumbo Time Deposits $224 13%
Demand Deposits $499 29%
NOW Accounts $239 14%
Money Market & Savings $668 39%
Retail Time Deposits $85 5%

NATIONAL COMMERCE CORPORATION

Dollars in millions
Source: SNL Financial
Data as of 6/30/16
(1) Excludes purchase accounting adjustments

Private Bancshares, Inc. Historical Financials

	Twelve Months Ended					Three Months Ended
	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	June 30, 2016
Balance Sheet						
Total Assets ($mm)	$177	$227	$203	$246	$280	$291
Total Loans ($mm)	154	163	169	203	251	267
Deposits ($mm)	146	198	163	185	214	253
Tangible Common Equity ($mm)	19	19	18	21	26	26
Loans/ Deposits	105.9 %	82.0 %	104.0 %	110.0 %	117.0 %	105.8 %
Performance Measures						
Net Income as Reported ($000)	$1,333	$429	$1,444	$1,094	$3,434	$660
ROAA	0.79 %	0.21 %	0.67 %	0.49 %	1.31 %	0.88 %
ROAE	7.32	2.27	7.84	5.58	14.66	10.80
Net Interest Margin	4.47	4.35	4.79	4.78	5.07	5.09
Efficiency Ratio	64.8	74.2	69.8	84.7	72.1	79.1
Capitalization						
Tang Common Equity / Tang Assets	10.84 %	8.20 %	8.95 %	8.55 %	9.21 %	8.58 %
Leverage Ratio	9.26	8.48	10.70	9.50	9.13	8.38
Total Capital Ratio	13.03	12.13	14.53	12.53	11.66	11.03
Asset Quality						
NPAs / Total Assets	2.94 %	3.26 %	5.72 %	3.52 %	2.64 %	1.66 %
NPAs (excl. TDRs) / Total Assets	2.94	3.26	3.20	1.46	0.24	0.19
NPAs / Loans + OREO	3.35	4.50	6.76	4.22	2.96	1.81
NPAs (excl. TDRs) / Loans + OREO	3.35	4.50	3.77	1.73	0.27	0.21
Reserves / Total Loans	1.73	1.72	1.84	1.53	1.15	1.18
NCOs / Average Loans	0.19	1.30	0.42	0.00	0.10	0.00

Source: SNL Financial

Note: Net Income, ROAA and ROAE tax effected at a 35% rate to adjust for S-corporation status